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             SMITH BARNEY FUNDAMENTAL VALUE FUND INC. (the "Fund")

                       Supplement dated March 8, 2002 to
                       Prospectus dated January 28, 2002

The following revises and supersedes, as applicable, the information contained in the Prospectus of the Fund on page 7 under "Management--Manager":

   John G. Goode and Peter Hable serve as co-portfolio managers and are responsible for the day-to-day management of the Fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management ("Davis Skaggs"), a division of Smith Barney Fund Management LLC and a managing director of Salomon Smith Barney. Mr. Hable is the President of Davis Skaggs and a managing director of Salomon Smith Barney. Both, Mr. Goode and Mr. Hable have 17 years of investment experience. Both, Mr. Goode and Mr. Hable have been involved in the day to day management of the Fund's portfolio since November 1990.

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